Exhibit 10.13

[***] Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6)

PRIVATE INSTRUMENT OF LOAN AGREEMENT

By this private instrument, the parties (together, “Parties”):

PIERRE CARNEIRO RIBEIRO SCHURMANN, Brazilian, married under a regime of total separation of property, administrator [***], hereinafter referred to as “LENDER”;

NUVINI SA, a joint-stock company, [***], headquartered at Rua Jesuíno Arruda, nº 769, Room 20 B, Itaim Bibi, in the city and state of São Paulo, CEP 04532- 082, represented in the form of its Bylaws, hereinafter referred to as “NUVINI” and/or “BORROWER”;

The Parties RESOLVE to agree with each other on this Instrument Private Loan Agreement (“Agreement”), in the form of a cash loan, by means of clauses and conditions that they mutually accept and grant, to know:

1.	LOAN

1.1. The LENDER makes a loan to the BORROWER, the total amount of R$ 3,300,000.00 (three million, three hundred thousand reais).

1.2. The term for granting the loan referred to in item 1.1. will be until 02/13/2023.

2.	PAYMENT

2.1. The BORROWER undertakes to fully settle the loan amount, purpose of this instrument, by 02/13/2024, with interest of 10% pa (ten percent per year) and correction of 100% (one hundred percent) of the CDI.

3.	DEFAULT

3.1. Failure by the BORROWER to comply with the conditions established in this Agreement will constitute default, giving the LENDER the right to declare the amount due under this Agreement in advance, as well as to demand a moratorium fine of 2% (two percent) levied on the total value of the this Agreement.

3.2. This Agreement constitutes an extrajudicial enforceable title.

4.	TOLERANCE

4.1. Failure by the LENDER to exercise any of the rights guaranteed by this Agreement, or provided for by law, and its tolerance in relation to the BORROWER’s non-compliance or non-compliance with any agreed condition or obligation, will not constitute novation, nor will it jeopardize the subsequent exercise thereof. rights by the LENDER, at any time.

Ex. 10.13-1

5.	EXPENSES

5.1. The BORROWER will bear all expenses, including taxes, arising from this instrument, or related to its registration.

6.	JURISDICTION

6.1. The Parties elect the jurisdiction of the Judicial District of São Paulo, State of São Paulo, as competent to resolve all issues arising from this Agreement, waiving any other, however privileged.

And, as they are fair and contracted, they sign this Agreement in 02 (two) copies of equal content, so that they produce a single effect, in the presence of 02 (two) undersigned witnesses.

São Paulo, February 13, 2023.

/s/ Pierre Carneiro Ribeiro Schurmann

Pierre Schurmann
/s/ Pierre Carneiro Ribeiro Schurmann

Nuvini S.A.

Witness

/s/ Giovanna Yuli Kiyan	/s/ José Guimaraes Deccache
Name: Giovanna Yuli Kiyan RG: [***] CPF: [***]	Name: José Guimaraes Deccache RG: [***] CPF: [***]

Ex. 10.13-2